SMITH BARNEY EQUITY FUNDS
on behalf of the
Smith Barney Large Cap Blend Fund

Supplement dated August 15, 2000 to
Prospectus dated May 30, 2000



The following information revises and supersedes, as applicable, the information set forth in the Prospectus of the Fund under "Management".

Commencing August 14, 2000 Michael Kagan assumed the day-to-day management of the fund's portfolio. Mr. Kagan is an investment officer of the manager and a Director of Salomon Smith Barney. Mr. Kagan has more than 17 years of securities business experience.





FD 01983


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